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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 7, 2002
                Date of Report: (Date of earliest event reported)


                         Commission File Number: 0-19024

                          ---------------------------

                                 FRONTSTEP, INC.
             (Exact name of registrant as specified in its charter)


            OHIO                                       31-1083175
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)

              2800 CORPORATE EXCHANGE DRIVE
                     COLUMBUS, OHIO                       43231
        (Address of principal executive offices)       (Zip Code)


                                 (614) 523-7000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On March 7, 2002, Frontstep, Inc. issued its warrants for an aggregate of 600,000 common shares, with an exercise price of $0.01 per share, and unsecured subordinated notes in the aggregate principal amount of $1.5 million in a private placement to certain of its preferred shareholders, including entities affiliated with Morgan Stanley Dean Witter & Co. and Fallen Angel Equity Fund, and two directors of the Company, Lawrence J. Fox and James A. Rutherford. The transaction is part of an agreement by such investors to provide a total of $5 million of funding to the Company, provided certain closing conditions are met with regard to the remaining $3.5 million investment. The transaction was publicly announced on February 14, 2002 in a press release issued by the Company, a copy of which is included as an exhibit to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The following exhibits are filed with this Form 8-K:

         4(a)     Amended and Restated Investor Rights Agreement dated March 7,
                  2002

         4(b) Form of Warrant for the Purchase of Common Shares of the Registrant dated March 7, 2002

         4(c)     Form of Initial Note issued by the Registrant dated March 7,
                  2002

         10       Securities Purchase Agreement dated as of March 7, 2002

         99(a)    Text of press release dated February 14, 2002

         99(b)    Text of press release dated March 8, 2002



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FRONTSTEP, INC.


Dated: March 11, 2002          By: /s/ Daniel P. Buettin
       --------------              ------------------------------------------
                                   Daniel P. Buettin
                                   Vice President and Chief Financial Officer
                                   (on behalf of the Registrant and as Principal
                                   Financial Officer)



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                                INDEX TO EXHIBITS


     Exhibit Number              Description of Exhibit                           Page

         4(a)              Amended and Restated Investor Rights Agreement dated   Filed herein
                           March 7, 2002

         4(b)              Form of Warrant for the Purchase of Common Shares of   Filed herein
                           the Registrant dated March 7, 2002

         4(c)              Form of Initial Note issued by the Registrant dated    Filed herein
                           March 7, 2002

         10                Securities Purchase Agreement dated as of March 7,     Filed herein
                           2002


         99(a)             Text of press release dated February 14, 2002.         Filed herein

         99(b)             Text of press release dated March 8, 2002              Filed herein
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